UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 3, 2007

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 7, 2007, KMG America Corporation (the “Corporation”) issued a press release announcing first quarter 2007 results and its strategies to address A.M. Best’s recent rating action changing its outlook of Kanawha’s A- rating from “stable” to “negative”. The Corporation also announced that it had retained the investment banking firm Keefe, Bruyette & Woods (“KBW”) to help the Corporation explore a variety of strategic alternatives, including the possible sale or merger of the Corporation. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On May 7, 2007, the Corporation posted on its website the KMG America Corporation Quarterly Financial Supplement for First Quarter 2007, which is attached as Exhibit 99.2 to this report, and is incorporated herein by reference. On May 7, 2007, the Corporation held a conference call with investors to discuss first quarter 2007 results, the strategies the Corporation intends to pursue to address A.M. Best’s recent rating action, and its retention of KBW. The manuscript for this conference call, which is attached as Exhibit 99.3 to this report, is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Corporation under the Securities Act of 1933, as amended.

ITEM 7.01.   REGULATION FD DISCLOSURE.

Election of Directors

At the Corporation’s annual meeting of shareholders held on May 3, 2007, shareholders elected the following two current directors to Class III to serve three year terms expiring at the 2010 annual meeting of shareholders:

•	Kenneth U. Kuk, Chairman, President and Chief Executive Officer of the Corporation;
•	John H. Flittie, Actuarial Consultant

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Corporation under the Securities Act of 1933, as amended.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit No.	Description

99.1	Press release, issued on May 3, 2007, announcing KMG America Corporation’s first quarter 2007 results, strategies addressing recent rating agencies’ actions and retention of Keefe, Bruyette & Woods.
99.2	KMG America Corporation Quarterly Financial Supplement for First Quarter 2007.
99.3	Manuscript for webcast held on May 3, 2007 discussing first quarter 2007 results, strategies addressing rating agencies’ actions and retention of Keefe, Bruyette & Woods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: May 7, 2007	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued on May 3, 2007, announcing KMG America Corporation’s first quarter 2007 results, strategies addressing recent rating agencies’ actions and retention of Keefe, Bruyette & Woods.
99.2	KMG America Corporation Quarterly Financial Supplement for First Quarter 2007.
99.3	Manuscript for webcast held on May 3, 2007 discussing first quarter 2007 results, strategies addressing rating agencies’ actions and retention of Keefe, Bruyette & Woods.